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[IL Annuity and Insurance Company Letterhead]

NAME                                                  March 11, 1996
ADDRESS
CITY STATE ZIP

Dear [NAME)

Enclosed for your review are the annual shareholder reports for those funds available through The Visionary Contract as of February 29, 1996. These annual shareholder reports are comprised of the audited financial statements for the funds as of the end of each fund's fiscal year.

We appreciate your patronage and look forward to continuing to serve your needs.

Sincerely,
/s/Gregory J. Carney
Gregory J. Carney
President and Chief Executive Officer

The following documents accompanied this letter to contractowners and are hereby incorporated by reference.

Document 1. The Annual Report of the Alger American Fund dated December 31, 1995, that was filed with the Securities and Exchange Commission ("Commission") on February 29, 1996 (File No. 811-5550).

Document 2. The Annual Reports of the Fidelity Variable Insurance Products Fund and the Variable Insurance Products Fund II dated December 31, 1995, that were filed with the Commission on February 15, 1996 (File Nos. 811-3329 and 811-5511).

Document 3. The Annual Report of the Quest for Value Accumulation Trust dated December 31, 1995, that was filed with the Commission on February 27, 1996 (File No. 811-8512).

Document 4. The Annual Report of the T. Rowe Price Fixed Income Series, Inc. dated December 31, 1995, that was filed with the Commission on February 16, 1996 (File No. 811-7153).

Document 5. The Annual Report of the T. Rowe Price International Series, Inc. dated December 31, 1995, that was filed with the Commission on February 23, 1996 (File No. 811-7145).

Document 6. The Semi-Annual Report of the Van Eck Worldwide Insurance Trust dated October 31, 1995, that was filed with the Commission on January 9, 1996 (File No. 811-5083).